EXHIBIT 1

        The undersigned hereby agree that this Amendment to the Schedule 13D filed by us with respect to the Common Stock of Whitman Education Group, Inc. is filed on behalf of each of us.


Date: June 19, 1996                      /s/ Phillip Frost
                                         ----------------------------
                                         Phillip Frost, M.D.


                                         FROST-NEVADA, LIMITED
                                         PARTNERSHIP


                                         *
Date: June 19, 1996                      ----------------------------
                                         Neil Flanzraich
                                         President of Frost-Nevada Corporation,
                                         General Partner


                                         FROST-NEVADA CORPORATION


                                         *
Date: June 19, 1996                      ----------------------------
                                         Neil Flanzraich
                                         President



*By  /s/ Phillip Frost
    ------------------------------
        Phillip Frost, M.D.
        (Attorney-in-fact pursuant
         to Power of Attorney)